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                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
LXR Biotechnology, Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


                                             /s/ KPMG Peat Marwick LLP


San Francisco, California
January 30, 1998